UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets
On September 21, 2018, Del Frisco’s Restaurant Group, Inc. (the “Company”) completed the initial closing of the previously announced sale of its Sullivan’s Steakhouse business (the “Transaction”) to Romano’s Macaroni Grill. The Transaction included the sale of Sullivan’s of Alaska, Inc., Sullivan’s of Arizona, Inc., Sullivan’s of Baltimore, Inc., California Sullivan’s, Inc., Sullivan’s of Illinois, Inc., Sullivan’s of Indiana, Inc., Sullivan’s of Kansas, Inc., Louisiana Steakhouse, Inc., Sullivan’s Restaurants of Nebraska, Inc., Sullivan’s of North Carolina, Inc., North Philadelphia Sullivan’s, Inc., and Sullivan’s Franchise Corporation and certain other assets of the Company and its subsidiaries related to the Sullivan’s Steakhouse restaurant business. Secondary closings in respect of the sale of Sullivan’s of Delaware, Inc. and Sullivan’s of North Carolina, Inc. are expected to occur by the end of the Company’s first quarter of 2019. The Company received consideration of $32 million in the Transaction.
Additional information regarding the Transaction was previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K/A filed on September 19, 2018, which additional information is incorporated by reference in this Item 2.01.
The foregoing description of the Transaction is subject to and qualified in its entirety by reference to the Asset and Equity Purchase Agreement (the “Purchase Agreement”), a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated by reference in this Item 2.01
Item 7.01 Regulation FD Disclosure
On September 24, 2018, the Company issued a press release announcing the Transaction. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01.
The information in this Item 7.01, including Exhibit 99.1 furnished hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 2.1
Purchase Agreement, by and between Del Frisco’s Restaurant Group, Inc. and Sullivan’s Holding LLC, dated as of September 17, 2018, incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K/A filed September 19, 2018*

Exhibit 99.1	Press Release issued by Del Frisco’s Restaurant Group, Inc., dated September 24, 2018
*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	September 24, 2018	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1
Purchase Agreement, by and between Del Frisco’s Restaurant Group, Inc. and Sullivan’s Holding LLC, dated as of September 17, 2018, incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K/A filed September 19, 2018*

Exhibit 99.1	Press Release issued by Del Frisco’s Restaurant Group, Inc., dated September 24, 2018
*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission